Investor Contact:                                        Press Contact:

Stephanie Tawn                                            David Hurwitz
Niku Corporation                                          Niku Corporation
650-701-2732                                              650-298-5904
stawn@niku.com                                            dhurwitz@niku.com




                  NIKU POSTS STRONG RESULTS FOR FOURTH QUARTER

          EPS Increases Substantially to $0.10 GAAP and $0.16 Pro Forma


REDWOOD CITY, CA - February 26, 2004 - Niku Corporation (Nasdaq: NIKU) today reported results for its fiscal quarter ended January 31, 2004.

Total revenue in the fourth quarter was $13.3 million, up 10.9% from $12.0 million in the fourth quarter of the prior fiscal year and up 6.3% from $12.5 million in the third quarter of the current fiscal year. License revenue in the fourth quarter was $6.1 million, up 46.1% from $4.2 million in the fourth quarter of the prior fiscal year and up 1.5% from $6.0 million in the third quarter of the current fiscal year. Services revenue in the fourth quarter was $7.2 million, down 7.9% from $7.8 million in the fourth quarter of the prior fiscal year and up 10.8% from $6.5 million in the third quarter of the current fiscal year.

Pro forma net income for the fourth quarter was $2.0 million or $0.16 per share, up 17.3% from $1.7 million, or $0.19 per share, in the fourth quarter of the prior fiscal year and up 130.9% from $0.9 million, or $0.07 per share, in the third quarter of the current fiscal year. The fourth quarter represents the Company's sixth consecutive quarter of profitability on a pro forma basis. Pro forma net income for the fourth quarter excludes lease restructuring charges of $0.7 million and stock-based compensation charges of $0.1 million. Pro forma net income for the fourth quarter of the prior fiscal year excludes proceeds from a legal settlement of $5.0 million offset by restructuring charges of $0.9 million and stock-based compensation charges of $0.1 million. Pro forma net income for the third quarter of the current fiscal year excludes restructuring charges of $0.3 million and stock-based compensation charges of $0.1 million. Pro forma information is not prepared in accordance with GAAP and may vary from company to company.

On a GAAP basis, the Company's net income for the fourth quarter was $1.2 million, or $0.10 per share, down 78.6% from $5.7 million, or $0.63 per share, in the fourth quarter of the prior fiscal year when proceeds from a legal settlement benefited results, and up 171.9% from $0.4 million, or $0.04 per share, in the third quarter of the current fiscal year.

The Company ended the quarter with $23.2 million in unrestricted cash and cash equivalents, compared to $21.8 million at October 31, 2003 and $16.7 million at January 31, 2003. DSO for the quarter was 53 days.

Joshua Pickus, Niku's president and chief executive officer, said, "This is the strongest quarter we have reported since I became CEO a year ago. We added a long list of industry leaders to our customer base and grew sequentially from the third quarter when we signed the largest licensing transaction in our history. The Company is executing well on many fronts, as evidenced by the improved sales productivity in the fourth quarter, the breadth and depth of the opportunities we are competing for in the new fiscal year, and the excitement generated by a major upcoming product release."

GAAP Profitability for FY'04
On a GAAP basis, the Company's net income for the fiscal year ended January 31, 2004 was $0.1 million, or $0.01 per share, compared to a net loss of ($37.8 million), or ($4.96) per share in the prior fiscal year.

Pro forma net income for the fiscal year was $3.1 million, or $0.26 per share. Pro forma net income for fiscal 2004 excludes restructuring charges of $2.6 million and stock based compensation charges of $0.3 million. These pro forma results compare to a pro forma net loss of ($8.0 million), or ($1.05) per share, in the prior fiscal year. Pro forma results for the prior fiscal year exclude restructuring charges, stock based compensation and asset impairment charges totaling $34.8 million, offset by proceeds from a legal settlement of $5.0 million.

Customers
During the fourth quarter, a wide variety of customers licensed Niku software. These customers include 3M, Armstrong World Industries, BellSouth, BNP Paribas, British Airways, Fisher Controls, Great West Life & Annuity, HealthPartners, Knights of Columbus, Nationwide Building Society, Nationwide Insurance, Organon, Rabobank, The Regence Group, Standard and Poor's, Standard Chartered Bank, Textron Financial and the University of Buffalo.

Conference Call and Business Outlook
Niku's management will review the financial results for the quarter and provide an outlook on Niku's business in a conference call at 2:00 p.m. Pacific Time today, February 26, 2004. The conference call can be accessed via live webcast at http://investor.niku.com. Interested parties should access the site, downloading any necessary audio software, at lease fifteen minutes prior to the call.

About Niku Corporation
Niku Corporation (Nasdaq: NIKU) is the leading vendor of IT Management and Governance (IT-MG) solutions. More than 400,000 users at industry leaders such as 3M, BellSouth, Harrah's Entertainment, HSBC, Nissan, Unilever and Visa International depend on Niku software to Maximize their Return on IT. Niku's Global 2000 Proven capabilities make it the leading solution for Product Development Planning and Management, and Professional Services Automation, in addition to IT-MG. Niku Corporation is a publicly-held company with a global presence.
                                      # # #

Note:  Niku and the Niku logo are registered trademarks of Niku Corporation.


Forward-Looking Statements

This press release and its attachments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties concerning Niku's expected financial performance as well as Niku's strategic and operational plans. These statements are not guarantees of future performance. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. All forward-looking statements included in this release are based upon information available to Niku as of the date of the release, and the Company assumes no obligation to update any such forward-looking statements. Risks and uncertainties associated with the Company's business include, but are not limited to, weakness in the general economy, or in IT spending in particular, lack of market acceptance of our products, delays or difficulties in implementing our products, inability to maintain a sales force suitable for our markets, difficulties in retaining and attracting qualified employees, and competition. These and additional risks and uncertainties associated with the Company's business are discussed in greater detail in the Company's Form 10-K, as amended, filed on August 6, 2003 and Quarterly Report on Form 10-Q filed on December 15, 2003 and in its other filings with the SEC, which are on file with the SEC and available at the SEC's website at www.sec.gov.

                                NIKU CORPORATION
              GAAP Condensed Consolidated Statements of Operations
                      (in thousands, except per share data)
                                   (unaudited)



                                                  Three Months Ended        Three Months       Twelve Months Ended
                                                       January 31,        Ended October 31,        January 31,
                                                -----------------------   -----------------  -------------------------
                                                  2004         2003            2003             2004         2003
                                                ---------- ------------   -----------------  ------------ ------------
Revenue:
    License                                      $  6,140       $  4,203       $  6,048       $ 18,532        $ 18,712

    Services                                        7,188          7,812          6,487         27,178          29,698
                                                 --------       --------       --------       --------        --------

         Total revenue                             13,328         12,015         12,535         45,710          48,410
                                                 --------       --------       --------       --------        --------


Cost of revenue                                     3,487          2,787          3,343         12,397          13,739
                                                 --------       --------       --------       --------        --------


Gross profit                                        9,841          9,228          9,192         33,313          34,671
                                                 --------       --------       --------       --------        --------


Operating expenses:
     Sales and marketing                            4,761          4,103          4,800         16,507          23,102

     Research and development                       1,883          1,907          1,901          7,498          11,896

     General and administrative                     1,679          1,664          1,758          6,505           8,434

     Restructuring and other                          688            880            312          2,648          37,916

     Stock-based compensation                          65            135             93            293          (3,647)

     Asset impairment charge                         --             --             --             --               500
                                                 --------       --------       --------       --------        --------


          Total operating expenses                  9,076          8,689          8,864         33,451          78,201
                                                 --------       --------       --------       --------        --------


Operating income (loss)                               765            539            328           (138)        (43,530)

Interest and other income (expense), net              445          5,120            117            255           5,736
                                                 --------       --------       --------       --------        --------


     Net income (loss)                           $  1,210       $  5,659       $    445       $    117        $(37,794)
                                                 ========       ========       ========       ========        ========


Net income (loss) per share:

     Net income (loss) - basic                   $   0.10       $   0.68       $   0.04       $   0.01        $  (4.96)
                                                 ========       ========       ========       ========        ========


     Weighted average common shares - basic(1)   $ 11,954       $  8,338       $ 11,933       $ 11,560        $  7,618
                                                 ========       ========       ========       ========        ========


     Net income (loss) - diluted                 $   0.10       $   0.63       $   0.04       $   0.01        $  (4.96)
                                                 ========       ========       ========       ========        ========


     Weighted average common shares - diluted(1) $ 12,582       $  9,023       $ 12,461       $ 11,984        $  7,618
                                                 ========       ========       ========       ========        ========

(1) Gives effect to the one-for-ten reverse stock split effected on November 21, 2002.

                                              NIKU CORPORATION

                                 GAAP Condensed Consolidated Balance Sheets
                                               (in thousands)
                                                (unaudited)

                                                                                      January 31,      January 31,
                                                                                    ---------------  --------------
                                                                                          2004            2003
                                                                                    ---------------  --------------
ASSETS

Current assets:
              Cash and cash equivalents                                               $ 23,200         $ 16,670
              Current portion of restricted cash                                          --                229
                                                                                      --------         --------

                          Total cash, cash equivalents and current portion of           23,200           16,899
                           restricted cash

              Accounts receivable, net                                                   7,794            7,211

              Prepaid expenses and other current assets                                  2,345            1,687
                                                                                      --------         --------

                          Total current assets                                          33,339           25,797

Restricted cash                                                                          1,108            1,108

Property and equipment, net                                                              1,281            2,515

Deposits and other assets                                                                  888            1,143
                                                                                      --------         --------

                          Total assets                                                $ 36,616         $ 30,563
                                                                                      ========         ========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
              Accounts payable                                                        $    320         $  2,422
              Accrued liabilities                                                        7,075            6,129

              Accrued restructuring                                                      1,812            5,550

              Bank borrowings and other short-term obligations                           4,371            1,102

              Deferred revenue                                                           9,305            9,375
                                                                                      --------         --------

                          Total current liabilities                                     22,883           24,578


Long-term accrued restructuring                                                          6,430            6,209

Long-term portion of bank borrowings and other obligations                                 108            3,750
                                                                                      --------         --------

                          Total liabilities                                             29,421           34,537


Stockholders' equity (deficit)                                                           7,195           (3,974)
                                                                                      --------         --------

                          Total liabilities and stockholders' equity (deficit)        $ 36,616         $ 30,563
                                                                                      ========         ========

                                                          NIKU CORPORATION

                                   Pro Forma Condensed Consolidated Statements of Operations (1)
                                               (in thousands, except per share data)
                                                            (unaudited)

                                                     Three Months             Three Months            Twelve Months
                                                  Ended January 31,        Ended October 31,        Ended January 31,
                                              ------------ -----------     ----------------    ------------ -----------
                                                 2004         2003              2003              2004         2003
                                              ------------ -----------     ----------------    ------------ -----------
Revenue:
    License                                    $  6,140        $  4,203        $  6,048        $ 18,532        $ 18,712
    Services                                      7,188           7,812           6,487          27,178          29,698
                                               --------        --------        --------        --------        --------
         Total revenue                           13,328          12,015          12,535          45,710          48,410
                                               --------        --------        --------        --------        --------
Cost of revenue                                   3,487           2,787           3,343          12,397          13,739
                                               --------        --------        --------        --------        --------
Gross profit                                      9,841           9,228           9,192          33,313          34,671
                                               --------        --------        --------        --------        --------

Operating expenses:
     Sales and marketing                          4,761           4,103           4,800          16,507          23,102
     Research and development                     1,883           1,907           1,901           7,498          11,896
     General and administrative                   1,679           1,664           1,758           6,505           8,434
                                               --------        --------        --------        --------        --------

          Total operating expenses                8,323           7,674           8,459          30,510          43,432
                                               --------        --------        --------        --------        --------
Operating income (loss)                           1,518           1,554             733           2,803          (8,761)
Interest and other income (expense), net            445             120             117             255             736
                                               --------        --------        --------        --------        --------
     Net income (loss)                         $  1,963        $  1,674        $    850        $  3,058        $ (8,025)
                                               ========        ========        ========        ========        ========
Net income (loss) per share:
     Net income (loss) - basic                 $   0.16        $   0.20        $   0.07        $   0.26        $  (1.05)
                                               ========        ========        ========        ========        ========
     Weighted average common shares -
         basic (2)                               11,954           8,338          11,933          11,560           7,618
                                               ========        ========        ========        ========        ========
     Net income (loss) - diluted               $   0.16        $   0.19        $   0.07        $   0.26        $  (1.05)
                                               ========        ========        ========        ========        ========
     Weighted average common shares -
         diluted (2)                             12,582           9,023          12,461          11,984           7,618
                                               ========        ========        ========        ========        ========

(1) The pro forma statements of operations are not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). They should be read only in conjunction with the preceding statements of operations prepared in accordance with GAAP and the reconciliation of GAAP net income (loss) to pro forma net income (loss) on the next page.

(2) Gives effect to the one-for-ten reverse stock split effected on November 21, 2002.

                                                          NIKU CORPORATION

                            RECONCILIATION OF GAAP NET INCOME (LOSS) TO PRO FORMA NET INCOME (LOSS) (1)
                                                (in thousands, except per share data)
                                                              (unaudited)


                                                   Three Months             Three Months            Twelve Months
                                                Ended January 31,        Ended October 31,        Ended January 31,
                                            ------------ -----------     ----------------     ------------ -----------
                                               2004         2003              2003               2004         2003
                                            ------------ -----------     ----------------     ------------ -----------
GAAP net income (loss)                       $  1,210        $  5,659         $    445        $    117        $(37,794)
     Restructuring and other                      688             880              312           2,648          37,916
     Stock-based compensation                      65             135               93             293          (3,647)
     Asset impairment                            --              --                                                500
     Proceeds from legal settlement              --            (5,000)            --              --            (5,000)
                                             --------        --------         --------        --------        --------

Pro forma net income (loss)                  $  1,963        $  1,674         $    850        $  3,058        $ (8,025)
                                             ========        ========         ========        ========        ========

Net income (loss) per share:

     Net income (loss) - basic               $   0.16        $   0.20         $   0.07        $   0.26        $  (1.05)
                                             ========        ========         ========        ========        ========

     Weighted average common shares -
         basic (2)                             11,954           8,338           11,933          11,560           7,618
                                             ========        ========         ========        ========        ========

     Net income (loss) - diluted             $   0.16        $   0.19         $   0.07        $   0.26        $  (1.05)
                                             ========        ========         ========        ========        ========

     Weighted average common shares -
         diluted (2)                           12,582           9,023           12,461          11,984           7,618
                                             ========        ========         ========        ========        ========



(1) The pro forma statements of operations are not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). They should be read only in conjunction with the preceding statements of operations prepared in accordance with GAAP.

(2) Gives effect to the one-for-ten reverse stock split effected on November 21, 2002.